Shareholders’ Equity	12 Months Ended
Sep. 30, 2024
Shareholders’ Equity Abstract]
Shareholders’ equity

(10) Shareholders’ equity

Ordinary share

The Company was incorporated in the Cayman Islands as an exempted company with limited liability on January 11, 2023, with an authorized share capital of US$50,000 divided into 50,000 shares of US$1 each. On the date of incorporation, 1 share was issued to Charlotte Cloete, which was transferred to HSZ Holdings Limited for US$1.

On April 11, 2023, the Company’s authorized share capital increased to US$500,000 divided into 500,000 shares of par value of US$1 each; and on April 11, 2023, the Company issued 19,999 ordinary shares to HSZ Holdings Limited at par value of US$1 each for US$19,999. After the transaction, the Company had 20,000 shares issued and outstanding at par value US$1 each.

On April 11, 2023, each of the issued and unissued ordinary shares of the Cayman Company was subdivided into 1,000 shares with a par value of US$0.001 each, as a result, the authorized share capital of the Company became US$500,000 divided into 500,000,000 ordinary shares with a par value of US$0.001 each. Total issued shares became 20,000,000 shares at par value US$ 0.001 each.

On November 26,2024, the Company closed its initial public offering (“IPO”) of 1,437,500 ordinary shares, par value $0.001 per share, at $4.00 per share. The gross proceeds from the IPO were $5.75 million, before deducting underwriting discounts and other related expenses.

The Company is authorized to issue one class of ordinary shares.